Exhibit 99.3

BLU-285 in Advanced Systemic Mastocytosis Monday, December 11, 2017

Conference call participants 2 Jeff Albers Chief Executive Officer, Blueprint Medicines Andy Boral, MD, PhD Chief Medical Officer, Blueprint Medicines Daniel J. DeAngelo, MD, PhD Director, Clinical and Translational Research, Adult Leukemia, Dana-Farber Cancer Institute Associate Professor of Medicine, Harvard Medical School

Forward-looking statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the clinical development of avapritinib (formerly known as BLU-285), BLU-554 and BLU-667 and the ability of Blueprint Medicines Corporation (the “Company”) to implement those clinical development plans; the potential benefits of the Company’s current and future drug candidates in treating patients; plans and timelines for regulatory submissions, filings or discussions; plans and timelines for the development and commercialization of companion diagnostics for the Company’s current or future drug candidates; plans and timelines for current or future discovery programs; plans and timelines for any current or future collaborations with strategic partners; expectations regarding the Company’s existing cash, cash equivalents and investments or the future financial performance of the Company; expectations regarding potential milestones; and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of Company's drug candidates, including avapritinib, BLU-554 and BLU-667; Company's advancement of multiple early-stage efforts; Company's ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for Company's drug candidates, which may not support further development of such drug candidates; and actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates, including companion diagnostic tests for BLU-554 for FGFR4-driven HCC, avapritinib for PDGFRα D842V-driven GIST and BLU-667 for RET-driven non-small cell lung cancer; and the success of Company's cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission (“SEC”) on October 31, 2017, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. 3

Welcome Jeff Albers, Chief Executive Officer

Avapritinib (formerly BLU-285) is a pipeline within a single investigational medicine 5 avapritinib Highly selective KIT and PDGFRα inhibitor PDGFRα-driven advanced GIST 3L advanced GIST 2L advanced GIST Advanced SM Smoldering SM Additional KIT- and PDGFRα-driven diseases Indolent SM 1L advanced GIST Active development Planned development Future potential opportunity

Update on Phase 1 clinical trial of BLU-667 in RET-altered cancers Initiated Phase 1 clinical trial of BLU-667 in patients with RET-altered non-small cell lung cancer (NSCLC), medullary thyroid cancer (MTC) and other advanced solid tumors in Q1 2017 Enrollment progressing well at multiple clinical sites As of December 1, 2017: 30 patients have been enrolled in dose escalation, with enrollment ongoing BLU-667 has been generally well-tolerated Majority of adverse events reported by investigators were Grade 1 Maximum tolerated dose and recommended part 2 dose have not been identified Preliminary evidence of clinical activity observed in patients with NSCLC (including KIF5B and other RET fusions) and RET-altered MTC Plan to present preliminary clinical data in 1H 2018 Plan to initiate expansion portion of Phase 1 trial in 1H 2018 6

BLU-782 selected as development candidate for potential treatment of fibrodysplasia ossificans progressiva



Malformed Big Toes →



Tumor-Like Swellings →



Extraskeletal Bone →



Progressive Incapacitation

- Devastating, ultra-rare genetic disease caused by mutations in the ALK2 gene, ACVR1
- Characterized by abnormal transformation of skeletal muscle, ligaments and tendons into bone
- Progressive loss of mobility and respiratory function, with median age of death of ~40 years
- Blueprint Medicines' differentiated approach targets underlying cause of disease
- Plan to initiate IND-enabling studies in 1H 2018

blueprint MEDICINES

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Robust pipeline of diverse clinical and preclinical stage assets

DRUG CANDIDATE	DISCOVERY	PRECLINICAL	CLINICAL	COMMERCIAL RIGHTS
avapritinib (BLU-285) Inhibitor of KIT and PDGFRα	REGISTRATION-ENABLING TRIAL – PDGFRα-DRIVEN GIST PHASE 1 – KIT-DRIVEN GIST PHASE 1 – SYSTEMIC MASTOCYTOSIS			Blueprint Medicines
BLU-554 Inhibitor of FGFR4	PHASE 1 – HEPATOCELLULAR CARCINOMA			Blueprint Medicines
BLU-667 Inhibitor of RET	PHASE 1 – NSCLC, THYROID & OTHER CANCERS[1]			Blueprint Medicines
BLU-782 Inhibitor of ALK2	FIBRODYSPLASIA OSSIFICANS PROGRESSIVA			Blueprint Medicines
2 undisclosed kinase targets	(Discovery)			Blueprint Medicines
Cancer immunotherapy Immunokinases	UP TO 5 PROGRAMS, TARGET AND DEVELOPMENT STAGE UNDISCLOSED[2]			Blueprint Medicines / Roche

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[1] Phase 1 trial includes a basket cohort that consists of other advanced solid tumors with RET alterations.
[2] Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs.
All Phase 1 clinical trials are in advanced disease.

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Clinical activity in a Phase 1 study of BLU-285, a potent, highly-selective inhibitor of KIT D816V in advanced systemic mastocytosis Daniel J. DeAngelo, Albert T. Quiery, Deepti Radia, Mark W. Drummond, Jason Gotlib, William A. Robinson, Elizabeth Hexner, Srdan Verstovsek, Hongliang Shi, Terri Alvarez-Diez, Oleg Schmidt-Kittler, Erica Evans, Mary E. Healy, Beni B. Wolf and Michael W. Deininger American Society of Hematology Annual Meeting, Atlanta, GA USA,10 Dec 2017

Systemic mastocytosis (SM)

Diagnostic Criteria for systemic mastocytosis[1]

WHO Criteria

- **Major (+1 minor)**
  - Mast cell aggregates (≥ 15) in BM or other tissue
- **Minor (or 3 of 4)**
  - Spindle-shaped mast cells
  - c-KIT D816V mutation present
  - CD2 or CD25 expression on mast cells
  - Serum tryptase > 20 ng/mL

KIT D816V drives systemic mastocytosis[2–3]


Indolent (ISM)
16,100 cases#
Smoldering (SSM)
1,800 cases#
Advanced (AdvSM)
2,600 cases#
KIT D816V
Debilitating symptoms
Organ damage
↓Survival

#Represents estimated prevalence in US, EU5, Japan. WHO, World Health Organization; AdvSM, advanced SM; ISM, indolent SM; SSM, smoldering SM

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1. Arber DA, et al. Blood. 2016:127(20);2391-2405; 2. Valent P et al Cancer Res (2017) 77:1261; 3. Cohen S et al Br J Haematol (2014) 166(4):521-8 and World Bank Population estimates

Systemic mastocytosis (SM) Advanced systemic mastocytosis ASM, SM-AHN and MCL 11 #Represents estimated prevalence in US, EU5, Japan. AdvSM, advanced SM; ASM, aggressive systemic mastocytosis; GI, gastrointestinal; ISM, indolent SM; MC, mast cell; MCL, mast cell leukemia; SM-AHN, SM-associated hematologic neoplasm; SSM, smoldering SM. Images reproduced with permission from: *Metcalfe Blood (2008) 112:4; †Ammanagari N et al Ann Hematol (2013) 92:1573–1575; ‡Behdad A., Owens SR Arch Pathol Lab Med (2013) 137:1220–1223; $Hartmann K et al Journal of Allergy and Clinical Immunology (2016) 137 (1) 35–45

BLU-285 was designed to treat systemic mastocytosis

BLU-285 provides highly potent and selective targeting of KIT D816V[1]

Biochemical IC_{50} (nM)

	KIT D816V	KIT wild type
BLU-285	0.27	73
Midostaurin	2.9	26

Kinome selectivity*


BLU-285
Midostaurin

- Multikinase inhibitor midostaurin is the only approved treatment for AdvSM
- Midostaurin provides CR+PR of 17% per IWG-MRT-ECNM criteria;[2] mPFS 14.1 months[3]

*Reproduced courtesy of Cell Signalling Technology, Inc. (www.cellsignal.com). The website is maintained by CSTI, Blueprint Medicines is not responsible for its content. IC_{50}, concentration causing 50% inhibition; CR, complete response; PR, partial response; IWG-MRT-ECNM, International Working Group-Myeloproliferative Neoplasms Research and Treatment & European Competence Network on Mastocytosis; mPFS, median progression free survival

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1. Evans E et al Science Translational Medicine (2017) 1;9(414);
2. Midostaurin US Prescribing information;
3. Gotlib J et al NEJM (2016) 374:2530

Phase 1 study of BLU-285 in advanced systemic mastocytosis: study design *As of November 27, 2017, 7 patients have been enrolled in dose expansion (data not shown); MTD, maximum tolerated dose; RP2D, recommended Part 2 dose Primary objectives: MTD/RP2D and safety profile Secondary objectives: pharmacokinetics and preliminary anti-tumor activity AdvSM or refractory myeloid malignancy RP2D Part 2* Dose expansion enrolling Part 1 (N=32) Dose escalation completed BLU-285 continuous oral once-daily dosing SM-AHN (n=15) ASM (n=15) MCL (n=5) 13 Dose levels: 30, 60,100,130, 200, 300, 400 mg per day

Key entry criteria

- Disease entities:
  - Advanced systemic mastocytosis per *WHO diagnostic criteria* via local assessment:
    - One of the following three histologic subtypes:
      - Aggressive systemic mastocytosis
      - Systemic mastocytosis with associated hematologic neoplasm with ≥1 C-finding
      - Mast cell leukemia
  - Relapsed or refractory myeloid malignancy (dose escalation only)
- Age ≥18 years
- ECOG performance status 0–3
- Platelet count ≥ 25 x 10^9 /L
- ANC ≥ 0.5 x 10^9 /L
- Adequate hepatic and renal function

WHO Criteria for SM

- **Major**
  - Mast cell aggregates (≥ 15) in BM or other tissue
- **Minor**
  - Spindle-shaped mast cells
  - c-KIT D816V mutation present
  - CD2 or CD25 expression on mast cells
  - Serum tryptase > 20 ng/mL

ANC, absolute neutrophil count; ECOG, Eastern Cooperative Oncology Group.

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Parameter All patients (N=32) Median age, years (range) 63 (34–83) Disease subtype per local assessment, n (%)* ASM SM-AHN MCL 17 (53) 9 (28) 3 (9) KIT mutation, n (%) D816V 28 (88) High risk mutation positive,1,2 n (%) Any (SRSF2, ASXL1 or RUNX1)# 14 (44) ECOG performance status, n (%) 0-1 2 27 (84) 5 (16) Prior anti-neoplastic therapy Median number (range) Any, n (%) Midostaurin 1 (0-2) 22^ (69) 4 (13) C-findings per WHO Criteria Median number (range) Cytopenias, n (%) Hepatomegaly with liver dysfunction Hypersplenism Malabsorption with weight loss Osteolytic bone lesions 1 (0–4) 17 (53) 5 (16) 11 (34) 9 (28) 6 (19) Baseline characteristics Data cut-off: 4 Oct 2017 1. Schwaab J et al Blood (2013) 122:2460; 2. Jawhar M et al Blood (2017) 130:137 15 *Other, SSM (n=2); telangiectasia macularis eruptive perstans (n=1); # Patients could have more than one S/A/R gene mutated, SFSR2 (n=22), ASXL1 (n=7), RUNX1 (n=5). S/A/R, mutations potentially associated with a poorer prognosis1,2; ^ Prior therapy taken by ≥2 pts, cladribine (n=6), imatinib (n=4), interferon (n=4), midostaurin (n=4), azacitidine (n=3), hydroxyurea (n=2), ibrutinib (n=2)

MTD not reached 300 mg daily selected as the RP2D Dose (mg) Patients (n) DLT (n) 30 3 0 60 6 1 Grade 3 alk phos 100 3 0 130 3 0 200 4 0 300 6 0 400 7 1 Grade 4 vomiting BLU-285 pharmacokinetics (PK) and dose escalation cohorts QD, once daily; DLT, dose-limiting toxicity 3+3 dose escalation with enrichment 16 Mean plasma concentration (ng/mL) 24 Steady state t½ >20 h Xenograft IC90 = 189 ng/mL 1000 100 10 0 18 12 Nominal time (h) 6 IC90 PK support QD dosing 400 mg 30 mg 60 mg 100 mg 130 mg 200 mg 300 mg Steady state PK

Treatment-emergent adverse events AE, adverse event; AML, acute myeloid leukemia; CTCAE, Common Terminology Criteria for Adverse Events; PD, progressive disease Data cut-off: 4 Oct 2017 NON-HEMATOLOGICAL AEs ≥20% (N=32) Adverse event, n (%) Any grade ≥Grade 3 Periorbital edema 19 (59) 2 (6) Fatigue 13 (41) 2 (6) Peripheral edema 11 (34) 0 Nausea 9 (28) 1 (3) Abdominal pain 7 (22) 0 Diarrhea 7 (22) 1 (3) Respiratory tract infection 7 (22) 0 Dizziness 7 (22) 0 Headache 7 (22) 0 Anemia 9 (28) 3 (9) Thrombocytopenia 9 (28) 2 (6) Neutropenia 4 (13) 4 (13) HEMATOLOGICAL AEs ≥10% (N=32) Most adverse events were CTCAE grade 1 or 2 ≥ Grade 3 treatment-related AE in 16 (50%) patients No deaths on study 30 of 32 patients remain on treatment (Median 9 months [range: 4–19]) 1 discontinued due to PD (AML) 1 investigator decision (wild type KIT) None discontinued due to BLU-285-related AE 17

Rapid and durable decline in tryptase and KIT D816V variant allele fraction across all dose levels MAF, mutant allele fraction 400 mg 30 mg 60 mg 100 mg 130 mg 200 mg 300 mg 45 50 40 35 30 25 20 15 10 5 0 Time on study (weeks) KIT D816V MAF (%) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Tryptase (µg/L) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 1420 1480 720 660 600 420 360 300 180 120 0 Time on study (weeks) 540 480 240 60 Serum tryptase Blood KIT D816V VAF Dose mg 18

Tryptase decrease in all patients * Prior midostaurin + S/A/R positive Serum tryptase Best change from baseline (%) 0 -20 -40 -60 -80 -100 * * * + + + + + + + + + + + + * + + ASM SM-AHN MCL Other 20 Baseline median 124 µg/L, range 14 to 1414 µg/L All 32 patients achieved >50% reduction from baseline Other, SSM (n=2); telangiectasia macularis eruptive perstans (n=1) 19

Bone marrow mast cells Bone marrow mast cell decrease in all patients^ Baseline median 20%, range 1.5 to 95% ^n=25 evaluable patients with baseline bone marrow mast cells ≥ 5% 15/25 (60%) patients achieved bone marrow CR + + + + + + 0 -20 -40 -60 -80 -100 * * * * + + + + + 20 Best change from baseline (%) * Prior midostaurin + S/A/R positive ASM SM-AHN MCL Other Other, SSM (n=2); telangiectasia macularis eruptive perstans (n=1) 20

Spleen volume (central radiology) Spleen volume decrease in all patients^ * * + + + + + + + + + + Best change from baseline (%) 0 -20 -40 -60 -80 -100 20 Baseline median 633 mL, range 130 to 1952 mL ^n=25 patients with splenomegaly as per central assessment 15/25 (60%) patients achieved >35% reduction of spleen volume * Prior midostaurin + S/A/R positive ASM SM-AHN MCL Other Other, SSM (n=2); telangiectasia macularis eruptive perstans (n=1) 21

45-year-old female with ASM *BLU-285 60 mg; remains on treatment at cycle 18 with confirmed PR per IWG-MRT-ECNM Images courtesy of Dr Deepti Radia, Guy’s and St. Thomas NHS Trust Bone marrow tryptase Colon CD25 Baseline Cycle 18 40x ~50% MCs Baseline Cycle 7 20x <5% MCs 40x ~100 MCs/hpf 20x >100 MCs/hpf 22

64-year-old male with MCL *BLU-285 200 mg; remains on treatment at cycle 9 with confirmed PR per IWG-MRT-ECNM 40x 40x 40x Baseline Cycle 3 Cycle 7 Bone marrow CD117 Progressive clearance of bone marrow mast cells Images courtesy of Dr Deepti Radia, Guy’s and St. Thomas NHS Trust 23

Response analysis per IWG-MRT-ECNM criteria 1Gotlib, et al. Blood. 2013 Mar 28; 121(13): 2393–2401 No bone marrow mast cell aggregate Serum tryptase <20 ng/mL Peripheral blood count remission Complete resolution of C-findings ≥50% reduction in bone marrow mast cell aggregate ≥50% reduction in serum tryptase Resolution of 1 or more C-findings 1 or more response criteria in absence of CR, PR or PD Complete response (CR)1 Partial response (PR)1 Clinical improvement (CI)1 24

IWG-MRT-ECNM evaluable patients



Part 1 dose escalation (all dose levels) (n=32)
Patients with AdvSM per *WHO diagnostic criteria* (n=28)
Patients with AdvSM evaluable per *IWG-MRT-ECNM criteria*[1] (n=18)
Patients invaluable (n=4)
• n=3 non-SM myeloid malignancy
• n=1 *KIT* WT; discontinued prior to post baseline response assessment
Patients excluded (n=10)
• n=6 only had osteolytic bone disease at baseline
• n=4 not measurable per IWG-MRT-ECNM criteria at baseline

WT, wild type; 1. Gotlib J et al Blood (2013) 121:2393

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Best response* n (%) (confirmed and unconfirmed) ASM (n=7) SM-AHN# (n=8) MCL (n=3) Overall (n=18) Overall response rate (CR + PR + CI) 6 (86) 5 (63) 2 (67) 13 (72) CR + PR 5 (71) 4 (50) 1 (33) 10 (56) Complete response (CR) 2 (29) 0 0 2 (11) Partial response (PR) 3 (43) 4 (50) 1 (33) 8 (44) Clinical improvement (CI) 1 (14) 1 (13) 1 (33) 3 (17) Stable disease (SD) 1 (14) 3 (38) 1 (33) 5 (28) Progressive disease (PD) 0 0 0 0 Best overall response per IWG-MRT-ECNM criteria1 *Pending confirmation: ASM, 2 CR; SM-AHN, 3 PR; #Mastocytosis response; 1. Gotlib J et al Blood (2013) 121:2393 17 of 18 patients remain on treatment with median duration 9 months (range: 4–19) 26

BLU-285 has potent, clinically important activity in AdvSM Data validate KIT D816V as a key disease driver Selective targeting of KIT D816V with BLU-285 is well tolerated 30 of 32 patients remain on treatment with median duration of 9 months (range: 4–19) RP2D is 300 mg once daily, and expansion is ongoing BLU-285 demonstrates high preliminary response rates and durable activity 72% ORR (CR + PR + CI) with 56% CR + PR per IWG-MRT-ECNM criteria Additional clinical development with BLU-285, now avapritinib, across the spectrum of systemic mastocytosis is planned for 2018 Phase 2 trial in AdvSM Dose finding and Phase 2 trial in ISM and SSM 27

Acknowledgments We thank the participating patients, their families, all study co-investigators, and research coordinators at the following institutions: Deepti Radia, Guy's & St Thomas NHS Trust Mark Drummond, Beatson West of Scotland Cancer Centre Elizabeth Hexner, Abramson Cancer Center at the University of Pennsylvania Albert Quiery, University of Michigan Comprehensive Cancer Center Dan DeAngelo, Dana-Farber Cancer Institute Michael Deininger, University of Utah, Huntsman Cancer Institute Srdan Verstovsek, MD Anderson Cancer Center William Robinson, University of Colorado Jason Gotlib, Stanford Cancer Institute We thank Tracy George, Hans Peter Horny, and Maureen Conlan for expert technical analyses We also thank Sarah Jackson, PhD, of iMed Comms, an Ashfield company, who provided editorial writing support funded by Blueprint Medicines 28

Avapritinib Vision & Next Steps Andy Boral, MD, PhD Chief Medical Officer, Blueprint Medicines

Potent and highly selective inhibition of D816V mutant KIT with avapritinib has broad potential applications across the spectrum of SM


~90-95% of patients have KIT D816V mutation[1]
Spectrum
Indolent SM (ISM)
Smoldering SM (SSM)
Aggressive SM (ASM)
SM with Associated Hematologic Neoplasm (SM-AHN)
Mast Cell Leukemia (MCL)
Advanced SM
Cases[2]
~16,100 patients
~1,800 patients
~2,600 patients
Burden
Debilitating symptoms
Increasing organ dysfunction and damage
Decreased overall survival

[1]Garcia-Montero AC et al, 2006.
[2]Represents estimated prevalence in major markets (US, EU5 and Japan).

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Rigorous IWG response criteria for advanced SM have US and EU regulatory precedent

Complete response (CR)[1]
- No bone marrow mast cell aggregate
- Serum tryptase <20 ng/mL
- Peripheral blood count remission
- Complete resolution of CI-findings

Partial response (PR)[1]
- ≥50% reduction in bone marrow mast cell aggregate
- ≥50% reduction in serum tryptase
- Resolution of 1 or more CI-findings

Clinical improvement (CI)[1]
- 1 or more response criteria in absence of CR, PR or PD

Avapritinib
CR + PR + CI: **72%**
CR + PR: **56%**

Midostaurin
CR + PR + CI: **28%**[2]
CR + PR: **17%**[3]

PD, progressive disease. Data previously presented in December 2017 at the ASH Annual Meeting. Data cutoff: October 4, 2017.
[1]Simplified summary of detailed published criteria (Gotlib, et al. Blood. 2013 Mar 28; 121(13): 2393–2401).
[2]Midostaurin clinical data per IWG-MRT-ECNM criteria from EMA summary of product characteristics.
[3]Midostaurin clinical data per IWG-MRT-ECNM criteria from FDA summary of product characteristics.

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A strong foundation for development of avapritinib in SM Data previously presented in December 2017 at the ASH Annual Meeting. Data cutoff: October 4, 2017. Key Next Steps Plan to engage global regulatory authorities on registration pathways in 1H 2018 Pending regulatory feedback, plan to initiate: Registration-enabling trial in patients with advanced SM in 1H 2018 Dose escalation and proof-of-concept trial in patients with indolent and smoldering SM in 2H 2018 Continue enrollment of Phase 1 trial throughout 2018 32 Favorable tolerability profile Strong clinical activity Input from SM experts on clinical strategies Feedback from global regulatory authorities Program Status Registration-enabling clinical trials

Questions & Answers